Exhibit 99.1

Investor Presentation June 2022 Virginia National Bankshares Corporation

Disclosures Forward-Looking Statements Certain statements in this release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements with respect to the Company’s operations, performance, future strategy and goals, and are often characterized by use of qualified words such as “expect,” “believe,” “estimate,” “project,” “anticipate,” “intend,” “will,” “should,” or words of similar meaning or other statements concerning the opinions or judgement of the Company and its management about future events. While Company management believes such statements to be reasonable, future events and predictions are subject to circumstances that are not within the control of the Company and its management. Actual results may differ materially from those included in the forward-looking statements due to a number of factors, including, without limitation, the effects of and changes in: general economic and market conditions, including the effects of declines in real estate values, an increase in unemployment levels and general economic contraction as a result of COVID-19 or other pandemics; fluctuations in interest rates, deposits, loan demand, and asset quality; assumptions that underlie the Company’s allowance for loan losses; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts or public health events (e.g., COVID-19 or other pandemics), and of governmental and societal responses thereto; the performance of vendors or other parties with which the Company does business; competition; technology; changes in laws, regulations and guidance; changes in accounting principles or guidelines; performance of assets under management; expected revenue synergies and cost savings from the recently completed merger with Fauquier may not be fully realized or realized within the expected timeframe; the businesses of the Company and Fauquier may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; and other factors impacting financial services businesses. Many of these factors and additional risks and uncertainties are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other reports filed from time to time by the Company with the Securities and Exchange Commission. These statements speak only as of the date made, and the Company does not undertake to update any forward-looking statements to reflect changes or events that may occur after this release. Non-GAAP Financial Measures The accounting and reporting policies of the Company conform to U.S. generally accepted accounting principles (“GAAP”) and prevailing practices in the banking industry. However, management uses certain non-GAAP measures to supplement the evaluation of the Company’s performance, including (i) net interest income (FTE), (ii) efficiency ratio (FTE), (iii) net interest margin (FTE), (iv) ALLL to total loans, excluding acquired loans and fair value mark, (v) ALLL to total loans, excluding PPP loans and (vi) tangible book value per share. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non-GAAP measures are included at the end of this release. 1

Today's Presenters William D. Dittmar, Jr. Chairman of the Board Served as a Director of Virginia National Bank since its formation in 1998 Managing member of Enterprise Properties, LLC In addition to his extensive business background as a corporate executive, real estate executive and project manager, Mr. Dittmar is also well-versed in economic issues Glenn W. Rust President, CEO & Director Joined the Company in 2006 Over 48 years of experience in financial services, technology and network systems design, corporate restructuring and government infrastructure analysis Previously served in various executive management positions at Texas Commerce Bank, Chemical Bank, J.P. Morgan, Chase and Sterling Bank Tara Y. Harrison Chief Financial Officer & Executive Vice President Joined the Company in 2016 Over 20 years of experience in corporate finance, accounting, audit and risk management Previously served as Director of Internal Audit of StellarOne Corporation and Chief Financial Officer at Guaranty Financial Corp. Diane E. Corscadden-Weaver President and Director of Virginia National Bank Joined the Company in 2021 Over 35 years of banking experience as an executive team lead with a demonstrated history of leadership Prior to joining Virginia National Bank, she held various executive management positions at Atlantic Union Bank, Access National Bank, Chain Bridge Bank, and James Monroe Bank. Source: Company Documents 2

Table of Contents 1. Introduction to Virginia National 2. Financial Highlights 3. Why VABK? 4. Appendix

Introduction to Virginia National VIRGINIA NATIONAL BANKSHARES CORPORATION

Overview of Virginia National Bankshares Corporation Our Story $1.9 billion in assets bank holding company headquartered in Charlottesville, VA Seasoned management team with over 220 years of collective banking experience Dominant deposit market share in core markets Recent expansion into high growth markets Conservative credit culture: 0.66%of cumulative losses in Global Financial Crisis (“GFC“) vs. banking industry over 8% Strong tangible book value growth Virginia’s Premier Community Bank $1.9B Assets $1.0B Loans $1.8B Deposits Norfolk Richmond Charlottesville Washington D.C. Fredericksburg Harrisonburg Faquier Manassas Alexandria Reston Staunton Winchester Martinsburg Frederick Baltimore Columbia Annapolis VA WV MD VABK Branches (18) Soundness Growth Profitability 0.0% NPAs / Loans + OREO 0.1% NCOs / Avg. Loans 1.02% ROAA 14.8% ROATCE 25% Asset CAGR since 2016 26% Deposit CAGR since 2016 Source: S&P Global Market Intelligence; Company documents Data as of or for the three months ended 3/31/22 5

Experienced Management and Board of Directors

Seasoned Executive Leadership

	***Glenn W. Rust*** *President, CEO & Director*	*Age: 66* *Banking Experience: 48 Years* *Virginia National Experience: 16 Years*
	***Diane Corscadden-Weaver*** *President & Director of Virginia National Bank*	*Age: 59* *Banking Experience: 35 Years* *Virginia National Experience: 1 Year*
	***Tara Y. Harrison*** *Chief Financial Officer & Executive Vice President*	*Age: 53* *Banking Experience: 22 Years* *Virginia National Experience: 6 Years*
	***Donna G. Shewmake*** *General Counsel, Corporate Secretary & Executive Vice President*	*Age: 61* *Legal Experience: 37 Years* *Virginia National Experience: 14 Years*
	***Virginia R. Bayes*** *Chief Credit Officer & Executive Vice President*	*Age: 61* *Banking Experience: 35 Years* *Virginia National Experience: 24 Years*
	***Mark Meulenberg*** *Chief Investment Officer of Masonry Capital Management*	*Age: 50* *Investment Management Experience: 29 Years* *Virginia National Experience: 14 Years*
	***Todd Sturman*** *Head of Sturman Wealth Advisors*	*Age: 48* *Wealth Advisory Experience: 23 Years* *Virginia National Experience: 7 Years*
	***Wendy Stone*** *Senior Fiduciary & Trust Officer of VNB Trust & Estate Services*	*Age: 53* *Fiduciary & Trust Experience: 26 Years* *Virginia National Experience: 8 Years*

Experienced and Balanced Board

Board Member (Age)	Board Tenure	Experience
William D. Ditmar, Jr. (69) *Chairman of the Board*	24 Years	Corporate executive and investor at Enterprise Properties, LLC
John B. Adams, Jr. (77) *Vice Chairman of the Board*	1 Year *	Chairman of Fauquier Bank; CEO of Bowman Companies, Inc.
Steven W. Blaine (64) *Director*	24 Years	Of Counsel with Woods Rogers PLC
Kevin T. Carter (56) *Director*	1 Year *	Managing Director for Lansdowne Resort
Hunter E. Craig (61) *Director*	24 Years	Principal real estate broker with Georgetown Real Estate
Randolph D. Frostick (65) *Director*	1 Year *	Co-Founder, Of Counsel Vanderpool, Frostick & Nishanian, P.C.
James T. Holland (81) *Director*	9 Years	Former President & CEO of O'Sullivan Corporation
Linda M. Houston (64) *Director*	4 Years	Former Managing director & executive with Merrill Lynch
Jay B. Keyser (65) *Director*	1 Year *	Chief Executive of the William A. Hazel Family Office
Glenn W. Rust (66) *Director*	16 Years	President & CEO of Virginia National Bankshares Corporation
Sterling T. Strange III (61) *Director*	1 Year *	President, Founder & CEO of The Solution Design Group, Inc.
Gregory L. Wells (65) *Director*	10 Years	Former CEO of ACAC Fitness and Wellness Centers

Company insiders own approximately 13% of common shares and equivalents (1)

Source: S&P Global Market Intelligence; Company Documents
(1) Per Company's 2022 Proxy Statement, as of April 25, 2022
* Indicates that, while new to the VABK Board of Directors, individual holds prior board experience at Fauquier Bankshares Inc.

6

VIRGINIA NATIONAL BANKSHARES CORPORATION

Our Corporate Vision Customer Experience Empowered Employees Local Commitment Deliver caring and innovative financial solutions to our communities Commitment to customer journey Investment in digital strategy Recognition within markets for customer service excellence Unwavering commitment to invest in the long-term financial health and stability of individuals, businesses, and charitable organizations Tag Line: “It’s all about people… and always will be” Embrace diversity, equity, and inclusion and provide growth and enrichment opportunities High-performing team committed to fulfilling promises and building lasting relationships Shared vision of guiding principles, core values and strategies that guide the Company Exceptional service begins and ends with people Access to local decision makers Quick response Relationship Banking Enriching lives and building stronger communities Support Customers Engaged In “Going Green” Campaigns “Best Bank / Credit Union” 7

History of Our Growth

Timeline of Major Events

Year	Event
1998	Virginia National Bank opened in Charlottesville after receiving OCC Charter, with more than 900 local shareholders
2006	Glenn Rust joined Virginia National as President and Director
2007	VNBTrust, a national bank trust and wholly owned subsidiary, formed to offer trust and estate administration services
2008	Opened new corporate headquarters, a full-service office on Pantops Mountain just east of the Charlottesville city limits
2016	Acquired Sturman Wealth Advisors and incorporated as a line of business
2018	VNBTrust merged into the Bank; formed Masonry Capital Management, LLC, offering investment advisory and management services to clients
2019	Opened Richmond loan production office in the second quarter
2020	Announced Merger Agreement with Fauquier Bankshares, Inc. and The Fauquier Bank
2021	Completed merger with Fauquier / Hired Diane Corscadden-Weaver as President and Director of Virginia National Bank
2022	Opened full-service office in Richmond; hired Northern Virginia commercial lenders

Footprint Through Time

2006

8 Total Offices


Winchester
Orange
Charlottesville
Arvonia

2022

18 Total Offices


Winchester
Fauquier
Charlottesville
Richmond

Consistent Balance Sheet Growth

CAGR '06 – Q1 '22: 13%


$302.5
$458.3
$567.5
$848.4
$1,935.2
2006
2010
2015
2020
Q1 '22
Total Assets ($M)

Source: S&P Global Market Intelligence
Data as of or for the twelve months ended each year end stated; Q1 '22 data as of or for the three months ended 3/31/22

8

VIRGINIA NATIONAL BANKSHARES CORPORATION

Overview of Virginia’s Economy Virginia Market Highlights Ranked the Top State for Business two years in a row CNBC 2021 Ranked #7 Overall Best State to Live In US News #5 for employment #5 for opportunity equality #12 for health care#12 for education Ranked #4 Best State for Business Forbes #6 fastest rate of new business growth from 2014 – 2019 IBISWorld 279,981 total businesses $486B gross state GDP 13th lowest state unemployment rate in the U.S. based on April 2022 data 42% of Virginians have a bachelor’s degree or higher U.S. Census21 Fortune 500 Companies Headquartered in Virginia Top Counties in the US – 2022 Proj. Median HHI ($000)

Virginia $162.4 $148.7 $146.5 $142.0 $137.0 $137.0 $136.2 $131.8 $129.0 $128.9 Loudoun, vas an mateo, ca santa clara, ca falls church, va Fairfax, vas an Francisco, ca los alamos, nm douglas, co Nassau, ny Arlington, va Major employers Freddie macAmazon general dynamics pfg performance food group dollar tree altria carmax dxc technology markel dominion energy leidosVirginia national bankshares corporation

Overview of Our Markets

Charlottesville, VA MSA *(2022 Population: 233,639)* (1)



- $11.9 billion GDP in 2020 [2]
- ~6 thousand businesses operating within the MSA, including 6 Fortune 500s in 2020 [3]
- Ranked 5th best place to live in 2021 by Livability

Richmond, VA MSA *(2022 Population: 1,328,751)* (1)



- $90.5 billion GDP in 2020 [2]
- ~33 thousand businesses operating within the MSA in 2020 [3]
- Ranked 3rd best city outside Silicon Valley for startups in 2021 by BroadBandNow

Washington D.C. MSA *(2022 Population: 6,441,102)* (1)



- $561.0 billion GDP in 2020 [2]
- ~157 thousand businesses operating within the MSA, including 15 Fortune 500s in 2020 [3]
- Named a 2022 "Best Place to Live" by U.S. News & World Report

Fauquier & Prince William County, VA



- 559,059 combined 2022 population [1]
- $25.1 billion combined GDP in 2020 [2]
- $125,459 combined 2027 projected HHI [4]

'22 – '27E Proj. Population Growth (%) (1)


4.1%
4.2%
4.5%
5.3%
3.4%
3.2%
Washington, DC
Charlottesville, VA
Richmond, VA
Fauquier & Prince William County, VA (4)
Southeast
USA

'22 – '27E Proj. Median Household Income Growth (%) (1)


8.9%
12.2%
10.2%
8.1%
10.9%
12.1%
Washington, DC
Charlottesville, VA
Richmond, VA
Fauquier & Prince William County, VA (4)
Southeast
USA

April 2022 Unemployment Rate (%)


3.0%
2.2%
2.8%
2.4%
2.8%
3.3%
Washington, DC
Charlottesville, VA
Richmond, VA
Fauquier & Prince William County, VA (4)
Southeast
USA

(1) Source: U.S. Bureau of Labor Statistics; aggregated by S&P Global Market Intelligence
(2) Source: U.S. Bureau of Economic Analysis; data for the year 2020 as of 6/6/22
(3) Source: U.S. Census Bureau County Business Patterns; data for the year 2020 as of 6/6/22
(4) Population weighted between Prince William County and Fauquier County, Virginia

10

Virginia National Bankshares Corporation

Dominant Market Share in Core Markets

Charlottesville, VA MSA *

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Bank of America Corp.	$1,596	24.23 %	7
2	Truist Financial Corp.	1,459	22.15	11
3	Wells Fargo & Co.	1,248	18.95	7
4	Virginia National Bankshares Corp.	757	11.49	5
5	Atlantic Union Bankshares Corp.	749	11.37	6
6	United Bankshares Inc.	286	4.34	3
7	First Citizens BancShares Inc.	119	1.81	2
8	Blue Ridge Bankshares Inc.	109	1.65	1
9	Old Dominion National Bank	70	1.06	2
10	Bank of the James Financial Group Inc.	41	0.62	3

Fauquier County, VA MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Capital One Financial Corp.	$1,607	44.69 %	1
2	Virginia National Bankshares Corp.	639	17.75	5
3	Truist Financial Corp.	475	13.19	3
4	Atlantic Union Bankshares Corp.	267	7.41	1
5	Oak View Bankshares Inc.	220	6.11	2
6	Wells Fargo & Co.	171	4.77	1
7	The PNC Financial Services Group Inc.	119	3.31	1
8	Summit Financial Group, Inc.	60	1.67	1
9	Primis Financial Corp.	39	1.09	1

Historical Growth in Charlottesville Deposits ($B)

VABK CAGR: 14.2%
Charlottesville MSA CAGR: 5.8%



11.5%
Rank: 4
$757
9.8%
Rank: 5
$354
4.1%
Rank: 7
$82
2000
2011
2021
VABK Deposit Market Share & Rank

Source: S&P Global Market Intelligence
Deposit data as of 6/30 each respective year
* Prior to Truist merger, Virginia National was ranked third in Charlottesville MSA by deposit market share

11

Virginia National Bankshares Corporation

Pro Forma Branch Footprint Fbss branches (10) Vabk banches(8) Overview of our Merger with Fauquier Bankshares Inc. Pro Forma Branch Footprint Creates a Top 10 largest Virginia-based community bank(1) Improves demographics ’22 - ’27 projected pop. growth: 4.07% ’22 - ’27 rojected pop. growth: 4.26% $94,085 Median HHI $108,285 Median HH Scale $918M Assets $1.8B Assets $621M Loans $1.2B Loans $804M Deposits à$1.6B Deposits Fauquier was 95% core funded with 24% demand deposits and a 0.21% cost of deposits Attractive Financial Impact At Announcement Actual as of 2021 Year End >25% ’21 EPS Accretion $7MMerger Charges$7MEstimated Cost Savings3.9 yearsTBV Earnback>30%’21 EPS Accretion$7M Merger Charges $11M Estimated Cost Savings 2.4 years TBV Earnback Source: Company documents, S&P Global Market Intelligence Standalone data as of the quarter prior to announcement (Q3 ’20) (1) Community banks defined as less than $15 billion in total assets Virginia national bankshares corporation

Organic Growth vs. M&A Continue our organic growth strategy in Northern Virginia and Richmond Hired our bank president, Diane Corscadden-Weaver, who has spent her entire career as a banker in Northern Virginia Hired 4 commercial / business lenders in Richmond and Northern Virginia in 2022 Maintain dominant deposit market share in Charlottesville MSA and Fauquier County Focus on growing fee income lines of business Evaluative select M&A opportunities to enhance franchise depth, reach and product suite Depositories, financial technology, fee income businesses Virginia national bankshares corporation

Financial Hignlights Virginia National Bankshares Corporation

Balance Sheet Trends Total Assets($M) Total Gross Loans ($M) ’16 - Q1 ’22 CAGR: 24.8% ’16 – ’20 CAGR: 8.8% $605 $644 $645 $703 $848 $1972 $1935 2016 2017 2018 2019 2020 2021 Q1 ’22 Total Gross Loans ($M) ’16 - Q1 ’22 CAGR: 15.1% ’16 – ’20 CAGR: 6.0% $482 $529 $537 $540 $609 $1061 $1,007 2016 2017 2018 2019 2020 2021 Q1 ’22 Total Deposits ($M) ’16 - Q1 ’22 CAGR: 26.1% ’16 – ’20 CAGR: 8.6% $525 $543 $573 $621 $731 $1,796 $1,774 2016 2017 2018 2019 2020 2021 Q1 ’22 Source S&P Global Market Intelligence Data as of or for the twelve months ended each stated; Q1 ’22 data as of or for the three months ended 3/31/22 15 Virginia National Bankshares Corporation

Core Funded Deposit Portfolio Deposit Composition & Deposits by Geography (%) Historical Deposit Composition ($M) Retail Time Deposits 6% Jumbo Time Deposits 2% Demand Deposits 30% Now Accounts 25% Money market & Savings 36% Northern Virginia 12% Central Virginia 43% Fauquier Country 45% Historical Deposit Composition ($M) $525 $115 $233 $177 2016 $543 $109 $240 $194 2017 $573 $109 $277 $187 2018 $621 $109 $344 $168 2019 $731 $99 $420 $212 2020 $1,796 $162 $1,111 $523 2021 $1,774 $155 $1,094 $525 Q1 ’22 Demand Other Core Deposits Non-Core Deposits Cost of Deposits Over Time Last Cycle VABK Deposit Beta(1): 23.6% 0.19% 0.19% 0.20% 0.22% 0.28% 0.51% 0.59% 0.78% 0.76% 0.39% 0.34% 0.23% 0.20% Q1 ’16 Q3 ’16 Q1 ’17 Q3 ’17 Q1 ’18 Q3 ’18 Q1 ’19 Q3 ’19 Q1 ’20 Q3 ’20 Q1 ’21 Q3 ’21 Q1 ’22 Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; quarterly data as of or for the three months ended quarter stated (1) Deposit beta for the last cycle of rising fed funds Q4 ’16 to Q4 ’18 16 Virginia National Bankshares Corporation

Loan Composition Highlights Loan Composition (%) No Shared National Credit Exposure And Limited Exposure To Purchased And Participated Loans (As Of 6/15/22) Funded $207.5 Million Paycheck Protection Program Loans Over The Program, With Origination Fees Of 3.9% 12 Commercial Bankers Throughout Our Footprint Loan Composition (%) Loans / Deposits (%) Historical Loan Composition ($M) Source: S&P Global Market Intelligence Data As Of Or The Twelve Months Ended Each Year End Stated; Q1 ’22 Data As Of Or For The Three Months Ended 3/31/22 17 Virginia National Bankshares Corporation Non Owner Occupied Cre 24% Ower Occupied Cre 18% Multifamily 14 Family 33% C&D 6% Consumer & Other 4% Ppp 1% C &I 9% 91.9% 2016 4.13% 97.4% 2017 4.24% 93.8% 2018 4.53% 86.9% 2019 4.62% 83.4% 2020 4.15% 59.1% 2021 4.32% 56.8% Q1 ’22 4.23% 20-Year Average: 77.4% Yield On Loans (%) Ppp Other Commercial - Investment Real Estate Commercial – Operating Companies $482 $168 $165 $149 2016 $529 $180 $187 $161 2017 $537 $180 $179 $178 2018 $540 $191 $172$177 2019 $609 $136 $210 $2092020 $1,061 $381 $386 $274 2021 $21 $1,007 $375 $375 $357 $265 Q1 ’22 $10

Asset- Quality Cumulative losses from the Global Financial Crisis of 0.66%(1) Post-Global Financial Crisis Peak NPAs of $8.7mm, 1.98% of total assets, in 2009 NPAs / Loans + OREO (%) NCOs / Average Loans (%) 20-Year Average: 0.12% $2.6 $2.8 $2.5 $1.3 $2.1 $2.0 $48 $1,025$2,056$376 $485 $298 Nonperforming Assets ($M) = Net Charge-Offs (Recoveries) ($000) Loan Loss Reserve / Gross Loans (%) Loan Mark / Gross Loans Loan Loss Reserve / Gross Loans Source: S&P Global Market Intelligence $4.0 $4.9 $4.2 $5.5 $6.0 $5.8 0.01% 0.19% 0.39$ 0.06% 0.05% 0.12% 2017 2018 2019 2020 2021 Q1 ’22 2017 2018 2019 2020 2021 Q1 ’22 0.49% 0.53% 0.46% 0.21% 020% 0.20% 2017 2018 2019 2020 2021 Q1 ’22 0.76% 0.91% 0.78% 0.90% 1.17% 1.73% 0.56% 1.79% 1.21% 0.58% loan loss reserve ($M) data as of or for the twelve months ended each end ended, Q1 ’22 data as of or for the three months ended 3/31/22 (1) Calculated as the sum of ncos for the years 2008 – 2012 divided by total loans as of 12/31/08

Diversified business segments Differentiated Revenue Streams Total Revenue by Segment ($000) Wealth & investment advisory services Revenue generated primarily from investment advisory and financial planning fees; decreasing portion from brokerage commissions Purchased this book of business in 2016 Investment management services for separately managed accounts and private investment fund Employs a value-based, catalyst-driven investment strategy Revenue primarily generated from management fees, which are derived from AUM Corporate trust services, trust and estate administration, IRA administration and custody services, and in-house investment management Revenue generated from administration, service and sturman wealth advisors masonry capital vnb trust & estate services struman wealth advisors masonry capital vnb trust & estate service vnb wealth noninterest income/operating revenue (%)Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q1 ’22 data as of or for the three months ended 3/31/22 Segment revenue not broken out from VNB Wealth in 2017 & 2018 Includes a $2.4 million one time payment to resolve a commercial dispute 2017 2018 2019 2020 2021 Q1 ’22 $3,153 $3,153 21.6% $2,815 $2,815 19.5% $2,320 $431 $1,284 $605 18.9% $1,36 $411 $825 $700 19.6% $4,751 $1,579 $1,969 $1,213 18.9% $3,253 $ 206 $2,831(1) $216 17.3% Virginia National Bankshares Corporation

Operating Expense

Noninterest Expense / Average Assets (%)



2.54%
2.51%
2.73%
2.35%
2.58%
2.08%
2017
2018
2019
2020
2021
Q1 '22

Noninterest Expense ($M)

Noninterest Expense Detail	2017	2018	2019	2020	2021	Q1 '22
Compensation & Benefits	$8.3	$8.0	$9.2	$9.5	$16.1	$4.7
Occupancy & Equipment	2.4	2.3	2.3	2.4	4.5	1.5
Marketing and Promotion Expense	0.0	0.0	0.0	0.4	0.9	0.3
Professional Fees	0.0	0.0	0.4	0.7	1.1	0.3
Tech & Communications Expense	0.0	1.0	1.2	1.7	3.8	1.0
Amrt of Intang & Goodwill Impair	0.0	0.0	0.0	0.0	1.4	0.5
Other Expense	5.2	4.7	4.7	4.1	14.7	1.7
Total Noninterest Expense	**$15.9**	**$16.0**	**$17.8**	**$18.8**	**$42.5**	**$10.1**

Assets / Full Time Employee ($000)



$7.9
$7.5
$7.2
$9.9
$11.4
$11.9
2017
2018
2019
2020
2021
Q1 '22
$90
$115
$89
$104
$100
$99
= Deposits / Branch

Noninterest Expense / Average Assets versus Peers



2.08%
2.30%
1.98%
VABK
Peer Median
KRX

Source: S&P Global Market Intelligence
Data as of or for the twelve months ended each year end stated; Q1 '22 data as of or for the three months ended 3/31/22
Peers include major-exchange traded banks headquartered in FL, GA, KY, MD, NC, SC, TN, VA, and WV with total assets between $1.5 - $10 billion
The KRX (KBW Nasdaq Regional Banking Index) is a modified market capitalization weighted index designed to track the performance of publicly traded leading regional banks and thrifts

20
Virginia National Bankshares Corporation

Profitability Trends Core Return on Average Assets (%) 1.06% 1.34% 1.04% 1.05% 1.04% 0.81% 2017 2018 2019 2020 2021 Q1 ’22 Core Return on Average Tangible Common Equity (%) 10.7% 12.7% 9.2% 10.6% 13.2% 11.0% 2017 2018 2019 2020 2021 Q1 ’22 Net Interest Margin (%) 3.63% 3.80% 3.57% 3.17% 2.94% 2.55% 2017 2018 2019 2020 2021 Q1 ’22 Core Efficiency Ratio (%) 57.8% 56.2% 62.7% 56.5% 49.7% 67.8% 2017 2018 2019 2020 2021 Q1 ’22 Source: S&P Global Market Intelligence Data as of or for the twelve months ended each period stated; Q1 ’22 data as of or for the three months ended 3/31/22 Refer to the Non-GAAP reconciliation in the appendix for a calculation of core metrics 21 VIRGINIA NATIONAL BANKSHARES CORPORATION

Securities Book Overview Investment Securities Average Balance and Yield 2.2% 2.5% 2.4% 1.9% 1.7% 1.9% $75 $66 $68 $121 $252 $313 2017 2018 2019 2020 2021 Q1 ’22 Average Securities Balance Yield on Securities Accumulated Other Comprehensive (Loss) Income ($0.9) ($1.3) ($0.0) $1.5 ($2.2) ($21.6) 2017 2018 2019 2020 2021 Q1 ’22 Maturity Schedule (As of 12/31/21) $507 $611 $38,669 $93,773 $172,975 <1 Year 1-5 Years 5-10 Years 10+Years MBS Cash and Securities Portfolio Composition Security Book Value ($000s) Book Yield % of Total Cash & Due $317,597 0.02% 37.6% Fed Funds Sold 152,523 0.74 18.1 US.Gov’t 39,393 1.36 4.7 US. Agencies 32,021 1.42 3.8 Mortgage-Backed Securities 192,839 1.49 22.8 Municipal Securities 100,985 1.99 12.0 Other Securities 8,807 6.41 1.0 Total $844,165 0.90% 100% Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q1 ’22 data as of or for the three months ended 3/31/22 22 VIRGINIA NATIONAL BANKSHARES CORPORATION

Interest Rate Sensitivity Variable vs. Fixed Rate Loans (As of 12/31/21) 52% 24% 48%27% Fixed Rate Loans Adjustable Rate Loans(1)Variable Rate Loans Static Shock / Rate Ramp Analysis (2-Year Immediate Shock) Net Interest Income % Change $10,143, 10.1% $20,123, 18.2% $29,043, 24.3% $36,918, 29.0% Shock + 100 bps Shock + 200 bps Shock + 300 bps Shock + 400 bps •$514 million of total variable rate loans •$547 million of total fixed rate loans –$256 million ARMs will reprice in the next 5 years • $91 million of interest rate swaps •32% of loans have floors GAP Summary ($M) Rate Sensitive Assets Immediate 0-3 Months 3-12 Months 12-24 Months 24-48 Months >48 Months Cash & Equivalents $317.6 $0.0 $0.0 $0.0 $0.0 $0.0 Securities 5.1 12.2 71.8 35.0 45.9 204.1 Loans 39.9 204.8 176.6 132.8 263.8 203.8 Interest Bearing Deposits 5.8 99.2 142.7 139.9 250.7 612.8 Source: Company documents Data as of or for the three months ended 3/31/22, unless otherwise stated (1) Adjustable rate mortgages are classified as fixed loans that reprice after 5 years 23 VIRGINIA NATIONAL BANKSHARES CORPORATION

Capital Ratios Tangible Common Equity / Tangible Assets (%) 9.98% 10.85% 10.73% 9.66% 7.37% 6.76% 2017 2018 2019 2020 2021 Q1 ’22 CET1 Ratio (%) 12.23% 13.47% 14.18% 14.24% 14.15% 15.09% 2017 2018 2019 2020 2021 Q1 ’22 Total Capital Ratio (%) 12.99% 14.41% 14.98% 15.22% 14.72% 15.66% 2017 2018 2019 2020 2021 Q1 ’22 Bank CRE / C&D Concentration Ratios 260% 39% 223% 23% 206% 22% 239% 26% 241% 51% 218% 41%2017 2018 2019 2020 2021 Q1 ’22 CRE Concentration C&D Concentration Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q1 ’22 data as of or for the three months ended 3/31/22 24 VIRGINIA NATIONAL BANKSHARES CORPORATION

Why VABK? VIRGINIA NATIONAL BANKSHARES CORPORATION

Consistent Credit Quality and Profitability…Virginia National has been profitable since the first year post-inception Cumulative losses in Global Financial Crisis of 0.66% vs. aggregate banking industry losses of 8.56%(1) Net Charge-Offs / Average Loans VABK Banking Industry 0.4% 0.6% 1.3% 2.5% 2.5% 1.6% 1.1% 0.7% 0.5% 0.4% 0.5% 0.5% 0.5% 0.5% 0.5% 0.3% 0.2% 0.0% 0.2% 0.1% 0.1% 0.1% 0.2% 0.1% 0.0% 0.2% 0.0% (0.0%) 0.0% 0.2% 0.4% 0.1% 0.0% 0.1% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1’22 ROAA: 0.93% 0.48% 0.03% 0.50% 0.94% 0.51% 1.11% 1.40% 0.37% 0.56% 1.02% 1.05% 1.33% 1.02% 1.00% 0.61% 1.02% Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q1 ’22 data as of or for the three months ended 3/31/22 (1) Calculated as the quotient of the sum of net charge-offs between ‘08-’12 over average loan balance in 2008 26

…Has Driven Top-Tier Shareholder Value Growth 2006-Q1’22: TBVPS CAGR of 5.00% vs. KRX Median of 4.25% vs. Peer Median of 3.80% $11.63 $12.54 $12.73 $13.57 $15.04 $15.91 $17.82 $20.23 $20.87 $21.98 $23.72 $26.27 $29.47 $32.01 $34.84 $34.20 $35.14 $0.18 $0.43 $0.77 $1.22 $1.80 $2.83 $4.01 $5.21 $6.41 $6.71 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1’22 Tangible Book Value Per Share, ex. AOCI(1) Cumulative Dividends per Share Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q1 ’22 data as of or for the three months ended 3/31/22 Peers include major exchange-traded banks headquartered in FL, GA, MD, NC, SC, TN, VA and WV with total assets between $1.5-$6.0 billion that reported TBVPS in 2006 Note: Tangible book value per share inclusive of stock dividends over time (1) Tangible book value per share adjusted to exclude impact of AOCI in each respective period 27

Key Investment Highlights Experienced board of directors and management team Attractive markets driving future growth Attractive core deposit franchise Conservative credit culture Scalable and efficient operating model Committed to serving and developing local economies Shareholder alignment and performance driven culture 28

Appendix Virginia National Bankshares Corporation

Historical Financials (Dollars in Thousands) At or for the year ended, '16 Q1 '22 At or for the quarter ended, 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 CAGR 06/30/21 09/30/21 12/31/21 03/31/22 Balance Sheet Total Assets 605,030 643,886 644,800 702,627 848,410 1,972,184 24.8% 1,847,122 1,911,825 1,972,184 1,935,207 Total Net Loans 478,447 524,741 532,299 535,324 603,951 1,055,227 15.1% 1,160,639 1,106,827 1,055,227 1,001,128 Securities 58,371 69,785 63,075 115,724 177,096 308,767 40.4% 271,245 279,656 308,767 346,498 Deposits 524,651 542,962 572,533 621,211 730,764 1,796,170 26.1% 1,629,448 1,737,183 1,796,170 1,774,348 Tangible Common Equity 58,002 64,154 69,893 75,327 81,885 145,302 16.6% 141,125 142,867 145,302 129,790 Balance Sheet Ratios Loans/Deposits (%) 91.9 97.4 93.8 86.9 83.4 59.1 71.6 64.0 59.1 56.8 TCE/TA (%) 9.60 9.98 10.85 10.73 9.66 7.43 7.71 7.54 7.43 6.76 Leverage Ratio (%) 10.31 10.58 11.14 10.81 9.54 7.79 7.66 7.59 7.79 8.03 Tier 1 Common Ratio (%) 11.91 12.23 13.58 14.28 14.37 14.31 12.96 13.22 14.31 15.09 Total Capital Ratio (%) 12.66 12.99 14.52 15.08 15.35 14.88 13.47 13.74 14.88 15.66 Income Statement Net Interest Income 18,274 21,377 22,896 21,924 23,879 44,988 (8.6%) 13,151 13,504 12,359 11,425 Provision Expense 111 418 1,873 1,375 1,622 1,014 5.6% (141) 267 537 148 Non Interest Income 5,305 5,881, 5,530 5,125 5,822 10,465 (14.1%) 2,920 3,478 3,028 2,387 Non Interest Expense 15,296 15,882 16,014 17,424 17,606 35,099 (7.6%) 10,119 10,889 9,588 10,095 Net income 5,748 6,554 8,470 6,689 7,978 10,071 (2.9%) 147 3,138 5,281 4,924 Core income 5,681 6,643 8,556 6,781 8,389 17,085 (6.8%) 4,787 4,667 4,756 3,929 Profitability Ratios Roaa (%) 1.02 1.05 1.33 1.02 1.00 0.61 0.03 0.66 1.08 1.02 Core ROAA (%) 1.01 1.06 1.34 1.04 1.05 1.04 1.03 0.98 0.97 0.81 ROAE (%) 9.86 10.36 12.39 9.02 10.01 7.17 0.37 7.77 13.12 12.35 Core ROAE (%) 9.75 10.50 12.51 9.14 10.52 12.16 12.10 11.55 11.82 9.86 Net Interest Margin (%) 3.49 3.63 3.80 3.57 3.17 2.94 3.04 3.10 2.74 2.55 Efficiency Ratio (%) 64.0 57.5 55.8 63.9 58.7 60.4 59.9 61.3 58.4 68.5 Noninterest Inc/ Operating Rev (%) 22.5 21.6 19.5 18.9 19.6 18.9 18.2 20.5 19.7 17.3 Asset Quality NPAs/Loans + OREO (%) 0.50 0.49 0.53 0.46 0.21 0.20 0.14 0.21 0.20 0.20 NCOs/ Avg Loans (%) (0.00) 0.01 0.19 0.39 0.06 0.05 (0.02) 0.06 0.06 0.12 Reserves/ Loans (%) 0.76 0.76 0.91 0.78 0.90 0.56 0.47 0.51 0.56 0.58 Per share Information Common Shares Outstanding (Actual) 2,611,577 2,657,775 2,670,625 2,692,005 2,714,273 5,308,335 14.5% 5,305,819 5,307,235 5,308,335 5,326,271 Tangible BV per Share ($) 22.21 24.14 26.17 27.98 30.17 27.37 1.8% 26.60 26.92 27.37 24.37 Dividends ($) 0.42 0.53 0.92 1.17 1.20 1.50 (6.1%) 0.30 0.30 0.30 0.30 Diluted EPS after Extraordinary ($) 2.19 2.46 3.15 2.49 2.95 2.14 (15.2%) 0.03 0.59 1.07 0.92 Core EPS ($) 2.17 2.85 3.18 2.52 3.10 3.63 (20.9%) 1.05 0.94 1.05 0.63 Source: S&P Global Market Intelligence Data as of the period stated 30 VIRGINIA NATIONAL BANLSHARES CORPORATION

Core Profitability Non-GAAP Reconciliation (Dollars in Thousands) As of or for the Twelve Months Ended, Three Months Ended 2016 2017 2018 2019 2020 2021 3/31/22 Net Income $5,748 $6,554 $8,470 $6,689 $7,978 $10,071 $4,924 Net Income Attributable to NCI 0 0 0 0 0 0 0 Add: Amort of Goodwill & Intang Impairment 93 112 109 83 90 1,456 456 Less: Nonrecurring Expense 0 0 0460 1,173 7,423 685 Less: Nonrecurring Noninterest Income (19) 74 0 325 0 0 2,400 Less: Gain (Loss) Securities 197 (75) 0 74 743 0 0 Less: Tax Effect 18 (24) (23) (25) (109) (1,865) 254 Core Net Income $5,681 $6,643 $8,556 $6,781 $8,389 $17,085 $17,085 $3,929 Average Assets $562,734 $626,104 $63,909 $655,196 $797,678 $1,649,334 $1,937,350 Core ROAA 1.01% 1.06% 1.34% 1.04% 1.05% 1.04% 0.81% Average TCE $57,316 $62,266 $67,480 $73,375 $78,992 $129,569 4142,974 Core ROATCE 9.91% 10.67% 12.68% 9.24% 10.62% 13.19% 10.99% Noninterest Expense $15,296 $15,882 $16,014$17,424 $17,606 $35,099 $10,095 Less: Nonrecurring Expense 0 0 0460 1,173 7,423 685 Adjusted Noninterest Expenses $15,296 $15,882 $16,014 $16,964 $16,433 $27,676 $9,410 Net Interest Income $18,436 $21,525 $22,987 $22,002 $24,005 $45,259 $11,490 Add: Noninterest Income 5,305 5,881 5,530 5,125 5,822 10,465 2,387 Less: Gain(Loss) Securities 197 (75) 0 74 743 0 0 Adjusted Revenue $23,544 $27,481 $28,517 $27,053 $29,084 $55,724 $13,877 Core Efficiency Ratio 65.0% 57.8% 56.2% 62.7% 56.5% 49.7% 67.8% Source: S&P Global Market Intelligence Data as of the period stated 31 VIRGINIA NATIONAL BANLSHARES CORPORATION